                                                                      EXHIBIT 24
                                                                      ----------



                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /S/ WALTER A. BLEDSOE
      -------------------------
      DIRECTOR


      Walter A. Bledsoe
      -------------------------
      Printed Name

      Dated:   April 17         , 1996
           --------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /S/ B. GUILLE COX, JR.
      ---------------------------
      DIRECTOR


      B. Guille Cox, Jr.
      ---------------------------
      Printed Name

      Dated:   April 17          , 1996
           ----------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Normal
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ THOMAS T. DINKEL
      -------------------------
      DIRECTOR


      Thomas T. Dinkel
      -------------------------
      Printed Name

      Dated:   April 17        , 1996
            -------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, John
      W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ WELBY M. FRANTZ
      ----------------------
      DIRECTOR


      Welby M. Frantz
      ----------------------
      Printed Name

      Dated:   April 17      , 1996
            ----------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ ANTON H. GEORGE
      ----------------------
      DIRECTOR


      Anton H. George
      ----------------------
      Printed Name

      Dated:   April 17     , 1996
            ----------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ GREGORY L. GIBSON
      -----------------------
      DIRECTOR


      Gregory L. Gibson
      -----------------------
      Printed Name

      Dated:   April 17       , 1996
            ------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ MAX L. GIBSON
      -------------------------
      DIRECTOR


      Max L. Gibson
      -------------------------
      Printed Name

      Dated:   April 17        , 1996
            -------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ NORMAN L. LOWERY
      ---------------------
      DIRECTOR


      Norman L. Lowery
      ---------------------
      Printed Name

      Dated:   April 17     , 1996
            ----------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ WILLIAM A. NIEMEYER
      -------------------------
      DIRECTOR


      William A. Niemeyer
      -------------------------
      Printed Name

      Dated:   April 17        , 1996
            -------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ PATRICK O'LEARY
      ----------------------
      DIRECTOR


      Patrick O'Leary
      -----------------------
      Printed Name

      Dated:   April 17      , 1996
            -----------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ JOHN W. RAGLE
      --------------------
      DIRECTOR


      John W. Ragle
      --------------------
      Printed Name

      Dated:   April 17    , 1996
            ---------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/ DONALD E. SMITH
      ----------------------------
      DIRECTOR


      Donald E. Smith
      ----------------------------
      Printed Name

      Dated:   April 17           , 1996
            ----------------------

                               POWER OF ATTORNEY


              KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of First Financial Corporation (the "Company"), an Indiana corporation with its principal office located in Terre Haute, Indiana, does hereby severally make, constitute and appoint Donald E. Smith, Norman
      L. Lowery, John W. Perry and Michael A. Carty, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on her behalf and in her name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Company with respect to the Company's acquisition of control of Crawford Bancorp, Inc., an Illinois corporation, with its main office in Robinson, Illinois, (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the day and year indicated below.


      /s/ VIRGINIA L. SMITH
      --------------------------
      DIRECTOR


      Virginia L. Smith
      --------------------------
      Printed Name

      Dated:   April 17         , 1996
            --------------------